UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2024

Hexcel Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-8472 (Commission File Number)	94-1109521 (I.R.S. Employer Identification No.)

Two Stamford Plaza

281 Tresser Boulevard

Stamford, Connecticut 06901-3238

(Address of principal executive offices) (Zip Code)

(203) 969-0666

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HXL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 2, 2024, the Board of Directors (the “Board”) of Hexcel Corporation (the “Company”), following the 2024 Annual Meeting of Stockholders of the Company (the “2024 Annual Meeting), increased the number of members of the Board from 8 to 9 and appointed Thomas C. Gentile III, the Company’s Chief Executive Officer and President, as a director of the Company, effective immediately.

Mr. Gentile will not be appointed to any committees of the Board and will not receive any compensation for his services as a director. Mr. Gentile was not selected as a director pursuant to any arrangement or understanding between him and any other person and there are no related party transactions between the Company and Mr. Gentile.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2024 Annual Meeting was held on May 2, 2024. The final voting results from the 2024 Annual Meeting are as follows:

(i)	The stockholders elected all of the Company’s nominees for director as follows:

Name of Director	For	Against	Abstain	Broker Non-Votes
Nick L. Stanage	69,398,653	5,128,414	48,915	3,816,437
Jeffrey C. Campbell	65,048,723	9,478,640	48,619	3,816,437
James J. Cannon	72,126,795	2,403,264	45,923	3,816,437
Cynthia M. Egnotovich	47,134,986	27,344,506	96,490	3,816,437
Thomas A. Gendron	68,975,839	5,551,441	48,702	3,816,437
Guy C. Hachey	68,823,363	5,710,125	42,494	3,816,437
Dr. Patricia A. Hubbard	72,362,636	2,169,134	44,212	3,816,437
Catherine A. Suever	71,983,239	2,548,898	43,845	3,816,437

(ii)	The stockholders, on an advisory, non-binding basis, approved the 2023 compensation of the Company’s named executive officers as follows:

For	Against	Abstain	Broker Non-Votes
70,086,461	4,232,546	256,975	3,816,437

(iii)	The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2024 as follows:

For	Against	Abstain
75,381,470	2,803,005	207,944

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 6, 2024

Hexcel Corporation

By:	/s/ Gail E. Lehman
Name: Gail E. Lehman
Title: Executive Vice President, General Counsel and Secretary